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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT


   Pursuant to Section 13 or 15D of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 24, 1994


                                   KEYCORP
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



              Ohio                        0-850               34-6542451
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 (State or other jurisdiction           (Commission        (I.R.S. Employer
       of incorporation)                File Number)       Identification No.)



       127 Public Square, Cleveland, Ohio               44114-1306
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (216) 689-3000

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Item 5.   Other Events
          ------------

          On March 24, 1994, Commercial Bancorporation of Colorado ("CBC"), a bank holding company with subsidiary banks operating in the Denver, Colorado Springs, Sterling and Fort Collins areas of Colorado, merged with Key Bank of Colorado, a wholly-owned subsidiary of KeyCorp. Holders of CBC common stock received .899 KeyCorp Common Shares for each outstanding share of CBC common stock. CBC had total assets of $390 million at December 31, 1993. The transaction qualified for accounting as a pooling of interests; however, financial statements will not be restated to include the accounts and results of operations of CBC because the transaction was not material to KeyCorp.




                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                KEYCORP
                                        ----------------------
                                             (Registrant)


Date: April 12, 1994                        /S/ Lee Irving
                                        -----------------------
                                            by: Lee Irving
                                            Executive Vice President,
                                            Treasurer and Chief
                                            Accounting Officer